CORPORATE OVERVIEW November 2022

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Quarterly Report on Form 10-Q filed for the quarter ended June 30, 2022 and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

Developing New Classes of Treatments
INSPIRED BY THE GENETICS OF EPILEPSY



EPILEPSY
MOVEMENT
CDKL5
DNM1
UNC79
TRIM3
PCDH19
CACNA1A
SYNGAP1
SHANK3
CACNA1G
GABRB3
KCN1A
SCN8A
SCN2A
GABRB3
KCNT1
SCN1A
CACNA1A
KCNA1
SLC1A3
SETX
RFC1
DRD3
HTT
FMR1
OPA1

PRAXIS

3

Targeting movement disorders & epilepsies connected by neuronal imbalance

FOCUS AREA | PRECLINICAL | PHASE ONE | PHASE TWO | REGISTRATION ENABLING

MOVEMENT DISORDERS

PRAX-050
Undisclosed

PRAX-944
Parkinson's Disease

PRAX-944
Essential Tremor

EPILEPSY

PRAX-090 (ASO)
SYNGAP1

PRAX-100 (ASO)
SCN2A LoF

PRAX-030
Undisclosed

PRAX-020
KCNT1

PRAX-080 (ASO)
PCDH19

PRAX-628
Focal Epilepsy

PRAX-222 (ASO)
SCN2A GoF DEE

PRAX-562
DEEs

SCN2A-LOF, SYNGAP1 & PCDH19 ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health

PRAXIS 4

5 Leveraging genetics to efficiently translate insights into therapies GENETICS Focus on therapeutic targets identified through human genetics TRANSLATIONAL TOOLS Translational tools validate potential of target and product candidate and can provide early proof of biology EFFICIENT & RIGOROUS Efficient, rigorous clinical development paths to proof- of-concept in humans PATIENT-GUIDED Patient-guided development strategies to deliver on what patients actually need

6 What to expect from Praxis in 2023 Upcoming readout for late-stage program for Essential Tremor PRAX-944 PH 2B ESSENTIAL1 STUDY TOPLINE RESULTS EXPECTED IN 1Q23 Cash runway into 1Q24 to advance each clinical-stage program through value inflecting milestones $124 MILLION IN CASH & INVESTMENTS AS OF THE END OF 3Q22 Topline data expected for each of three clinical-stage epilepsy programs PRAX-222 FIRST-IN-PATIENT EMBRAVE STUDY PRAX-562 FIRST-IN-PATIENT DEE STUDY* PRAX-628 FIRST-IN-HUMAN PHASE 1 STUDY POC data in Parkinson's disease PRAX-944 PH 2 PD STUDY TOPLINE RESULTS EXPECTED IN 2H23 Deep early-stage pipeline enabling continuous advancement of new programs DEVELOPMENT CANDIDATE NOMINATION FOR PRAX-080 ASO FOR PCDH19 * In September 2022, the FDA placed the first-in-patient study of PRAX-562 on clinical hold. Based on feedback from the FDA, the Company expects that no new preclinical or clinical studies will be required to clear the clinical hold. Praxis is currently engaged with the FDA and expects to initiate a Phase 2, placebo-controlled trial in the first quarter of 2023.

7 MOVEMENT DISORDERS PRAX-944 T-Type Calcium Channel Inhibitor Essential Tremor Parkinson’s Disease KEY UPCOMING MILESTONES 2H 2023 PRAX-944 Ph 2 PD Study Topline 1Q 2023 PRAX-944 Ph 2b ET Essential1 Study Topline

Essential tremor is the most common movement disorder…

Up to 7 million people in the United States may have ET[1]

Action tremors significantly disrupt daily living for people with ET

Hallmark feature is action tremor that primarily affects the hands[2,3]

Almost all ET patients suffer from at least one comorbid condition (e.g. depression, anxiety, sleep disorders, cognitive dysfunction)[4]

SOURCE: 1. GHOSH (2016) (P.231, C.1, PH.1, L.1-2), 2. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 3. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7. 4. Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

PRAXIS 8

…but ET often remains undiagnosed, misdiagnosed, undertreated and untreated

Approximately 1 million people are diagnosed with ET and on treatment, while another 1 million patients are estimated to remain untreated

40%

Of patients who seek treatment, ~40% discontinue within 2 years, or 200,000 patients annually

0 medications have been developed specifically for ET & only 1 medication was approved for ET >50 years ago

Many ET patients are frequently misdiagnosed, leading to ET diagnosis about 1.5 years after an initial movement disorder diagnosis

SOURCE: Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

PRAXIS
9

10 PRAX-944 is a differentiated, selective T-type calcium channel blocker in development for ET and Parkinson’s disease Source: Praxis Data on file, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC9310641/ Highly selective for T-type calcium channels Potential for effectiveness across range of neuronal activity levels Highly potent across all three T-type isoforms

11 T-Type calcium channels are gatekeepers of neuronal firing patterns in the Cerebello-Thalamo-Cortical (CTC) circuit Source: Based on Milosevic 2018 figured on actual ET patient intraoperative real-time single-unit recordings of action potentials of individual neurons Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET and PD Deep Brain Stimulation reduces burst firing and tremor

12 Wide dosing range and modified release formulation for PRAX-944 may support tolerability & efficacy profile Source: Praxis Data on file 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 PR AX -9 44 P la sm a Co nc en tr at io n (n g/ m L) Time (h) SUSTAINED EXPOSURE WITH BLUNTED CMAX Source: Praxis Data on file PREDICTABLE PK, WIDE DOSING RANGE UP TO ~100 MG & FLEXIBILITY IN TITRATION 5mg 10mg 20mg 60mg 80mg 100mg 120mg ESSENTIAL1 STUDY DOSES

Marked functional benefit observed in PRAX-944 treated patients in Ph 2a study; withdrawal of PRAX-944 results in regression to baseline severity

MODIFIED ADLs IN OPEN LABEL
MEAN % CHANGE FROM BASELINE


*p<0.003
IMPROVEMENT
-42%
-10%
Day 42
(N=11)
Day 70
(N=11)
PRAX-944 TREATED
OFF DRUG

MODIFIED ADLs IN RANDOMIZED WITHDRAWAL
MEAN % CHANGE FROM DAY 42


WORSENING
139%
Placebo
*p<0.05
PRAX-944
8%
Day 42
(N=11)
Day 56
(N=6 PRAX-944, N=5 Placebo)

*Nominal p-value based on ANCOVA
Source: Praxis Data on file from Part B of Phase 2a study

13

PRAX-944 Phase 2b Essential1 study topline results expected 1Q23



Screening:
Day-28 to -1
Intervention (Titration and Maintenance):
Day 1 to 56
Safety Follow-Up:
Day 57 to 70
Screening
Titration Period
PRAX-944 100 mg
Titration Period
PRAX-944 60 mg
Randomization
~130 subjects
PLACEBO
Safety Follow-Up
Optional Extension:
Day 57 to 189
Double-Blind Lead-in Period (43 days)
Open Label Period (90 days)
Safety Follow-Up (14 days)

PRIMARY ENDPOINT:

Change from baseline to Day 56 in the Modified ADL*, functionally relevant & FDA-suggested endpoint

STUDY POWERING:

33 evaluable participants per regimen provides 80% power to detect 0.6 effect size between pooled PRAX-944 and placebo groups, or placebo adjusted difference of 3.6 pts in mADL at Day 56 (SD=6)

*Composite sum of items 1 to 11 of TETRAS-ADL subscale and items 6 (bilateral) and 7 of TETRAS-PS; modified ADL score is calculated as the sum of all 13 items and ranges from 0 to 42
clinicaltrials.gov/ct2/show/NCT05021991

PRAXIS 14

Modified ADLs: A modified measure of TETRAS activities of daily living (ADLs) that is functionally relevant and FDA recommended

TETRAS ADL measures observed:

1. Speaking
2. Feeding with a spoon
3. Drinking from a glass
4. Hygiene
5. Dressing
6. Pouring
7. Carrying food trays, plates or similar items
8. Using keys
9. Writing
10. Working
11. Overall disability with most affected task
12. Social Impact

Each measure is individually scored from 0-4:

0 = Normal
1 = Slightly abnormal. Tremor is present but does not interfere with __.
2 = Mildly abnormal. Spills a little.
3 = Moderately abnormal. Spills a lot or changes strategy to complete task.
4 = Severely abnormal. Cannot drink from a glass or uses straw or sippy cup.

TOTAL SCORE OF UP TO 48

Modified ADL measures observed:

1. Speaking
2. Feeding with a spoon
3. Drinking from a glass
4. Hygiene
5. Dressing
6. Pouring
7. Carrying food trays, plates or similar items
8. Using keys
9. Writing
10. Working
11. Overall disability with most affected task
12. Handwriting
13. Spirals (x2)
14. ~~Social impact~~

Each measure is individually scored from 0-3:

0 = Slightly abnormal. Tremor is present but does not interfere with __.
1 = Mildly abnormal. Spills a little.
2 = Moderately abnormal. Spills a lot or changes strategy to complete task.
3 = Severely abnormal. Cannot drink from a glass or uses straw or sippy cup.

TOTAL SCORE OF UP TO 42

PRAXIS

15

16 PRAX-944 has potential to be a non-dopaminergic therapy for motor function for people with Parkinson’s disease Dopamine promotes movement Dopamine related motor and non- motor complications

17 T-type calcium channels modulate the motor circuit in Parkinson’s disease and overlap with target for Deep Brain Stimulation Mcgregor mm, nelson ab. Neuron. 2019. Doi:10.1016/j.Neuron.2019.03.004 Tai c-h et al. J clin invest. 2011. Doi:10.1172/jci46482 THALAMO-CORTICAL PATHWAY IMBALANCE IN PD STN-Healthy STN-PD PRAX -944 DBS CEREBELLO-THALAMO-CORTICAL PATHWAY

18 Blocking T-type calcium channels with Ni2+ improves motor function in burst firing model of movement deficit in Parkinson’s disease Pan et al (2016) j clin invest doi: 10.1172/jci88170 BURST FIRING IN STN OF 6-OHDA PARKINSON’S MODEL BLOCK OF BURST FIRING IMPROVES MOVEMENT IN 6-OHDA PARKINSON’S MODEL

19 PRIMARY ENDPOINT: Change from baseline to Day 77 in the International Parkinson and Movement Disorder Society (MDS) Unified Parkinson’s Disease Rating Scale (UPDRS) Part III (motor examination) score in the OFF state PRAX-944 Phase 2 Parkinson’s disease study topline data expected 2H23 Safety Follow- Up DAY 50-77 Maintenance DAY 92-98 PRAX-944 Titration from 5 mg up to 100 mg DAY 1-49 Titration PLACEBO 1:1 Randomization N= ~80 DAY 78-91 PRAX-944 50/25 mg Taper-down PLACEBO PRAX-944 100 mg PLACEBO

EPILEPSY

PRAX-562 (DEEs)

PRAX-222 (SCN2A-GOF ASO)

PRAX-628 (Focal Epilepsy)

PRAX-020 (KCNT1)

PRAX-100 (SCN2A-LOF ASO)

PRAX-090 (SYNGAP1 ASO)

PRAX-080 (PCDH19 ASO)

PRAX-030 (Undisclosed)

KEY UPCOMING MILESTONES

4Q 2022
Initiate PRAX-222 EMBRAVE Study

4Q 2022
Initiate PRAX-628 Ph 1 Trial

1Q 2023
Initiate PRAX-562 Ph 2 DEE Trial

PRAXIS 20

21 Delivering first and best-in-class precision medicines for 25,000+ rare epilepsy patients LGS: Lennox-Gastaut Syndrome; TSC: Tuberous Sclerosis Complex Source: Ambit Genetic Testing and Claims Data Analysis; EvaluatePharma; Sanders S. J. et al. Trends Neurosci. (2018); Wolff M. et al Brain (2017); U.S. DIAGNOSED PREVALENCE FOR RARE EPILEPSY PROGRAMS (PATIENTS ≤20 YEARS OF AGE) $742M ’21 sales $1.5B ’26 sales (consensus est.) First- and best-in-class PRAX precision medicines U.S. MARKET SIZE 1,500 1,000 1,250 1,600 2,250 8,000 PCDH19LGS, TSC, Dravet SCN8A GoF SCN2A GoF 25,000+ pts KCNT1 SYNGAP1 SCN2A LoF 35,000

22 Preclinical and emerging clinical data demonstrate PRAX-562 will be a first- and best-in-class NaV blocker for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window with potential for superior safety and efficacy PRAX-562 SCN2A, SCN8A + OTHER DEEs PAN-NAV BLOCKER SMALL MOLECULE

23 Persistent sodium current (INa) is a critical driver of pathological hyperexcitability in the CNS disorders

24 % INHIBITION OF hNaV1.6 PERSISTENT INa COMPARISON OF POTENCY AND SELECTIVITY Broader in vitro panel indicates PRAX-562 has best-in-class preferences *solubility concerns 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % In hi bi tio n Carbamazepine Lamotrigine Cenobamate PRAX-562 Persistent INa IC50 (nM) Ratio of persistent to peak inhibition PRAX-562 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Vixotrigene (BIIB074) 3,676 14 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MOST SELECTIVE MOST POTENT

Our mechanistic hypothesis translates to a wide therapeutic index in vivo

MES EFFICACY



ED50: 2 mg/kg
MES Latency (sec)
60
40
20
0
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=12/group)
**p<0.01 vs. Veh

sLMA TOLERABILITY



TD50: 44 mg/kg
Total Distance Travelled (mm)
70000
60000
50000
40000
30000
20000
10000
0
**
**
Veh
10
20
40
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=20/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

Molecule	Plasma Therapeutic Index
PRAX-562	17.2x

Therapeutic Index (TI) = TC50 / EC50

PRAXIS

25

PRAX-562 completely blocks seizures in SCN2A and SCN8A GoF mutation mouse models

IN VIVO POC IN SCN2A SPONTANEOUS SEIZURES[1]



+50%
0
-50%
-100%
% Change in Seizures
*
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

Sidack's post hoc comparison test
*p<0.05 vs. Veh
**p<0.001 vs. Veh

IN VIVO POC IN SCN8A AUDIOGENIC EVOKED SEIZURES[2]



100%
50%
0%
Proportion with Seizures
**
Veh
1
3
10
PRAX-562 (mg/kg, PO)

**Significant protection vs. Veh
$\chi^2_2 = 16.0$, Fisher's p = 0.0002

[1] PRAX-562 inhibition of spontaneous seizures in Q54 GoF mice.
[2] PRAX-562 inhibition of audiogenic seizures in N1768D D/+ mice

PRAXIS

26

27 PRAX-562 Phase 1 summary All TEAEs mild to moderate as stand-alone therapy*, with headache & dizziness most common TEAEs Significant changes observed between placebo and 90 mg of PRAX-562 on qEEG and on ASSR biomarkers PRAX-562 has been generally well tolerated in over 130 healthy volunteers Source: Praxis data on file; https://investors.praxismedicines.com/news-releases/news-release-details/praxis-precision-medicines-provides-corporate-update-and-5 * Co-administration of supra-therapeutic doses of PRAX-562 and oxcarbazepine led to additive sodium blocking effects, including resulting in SAEs No MTD at exposures multiple fold above therapeutic range indicates potential for superior therapeutic index

28 Preclinical data suggest PRAX-222 has potential to be disease- modifying for early onset SCN2A gain-of-function DEE Dose-dependent reduction in interictal spikes, seizures and increased survival Survival benefit extended with repeat dosing Improvement in behavioral and locomotor activity in animal models PRAX-222 INTRATHECALLY-ADMINISTERED ASO for SCN2A GOF DEE

29 PRAX-222 is an ASO designed to down-regulate SCN2A expression in patients with gain-of-function mutation

In vitro, PRAX-222 down-regulates both mRNA and protein

SCN2A mRNA KNOCKDOWN



ASO-Ctrl 200 µg
% controls
120
100
80
60
40
20
0
1
10
100
Dose (µg)
ED50: 33 µg
ED80: 170 µg

SCN2A PROTEIN KNOCKDOWN



Normalized actin
600
400
200
0
****
ASO-CTRL / WT MOUSE
ASO-CTRL
ASO-SCN2A
SCN2A GOF R1883Q/+ MOUSE
ASO-CTRL
ASO-SCN2A
Nav1.2
AnkG

ASOs were administered at P30 and brains were collected 14 days post-ICV for qPCR analysis

PRAXIS 30

31 SCN2A ASO INCREASES SURVIVAL WITH A SINGLE DOSE INJECTION RE-DOSING SIGNIFICANTLY EXTENDS SURVIVAL ADMINISTRATION POST-DISEASE ONSET ALSO EXTENDS SURVIVAL PRAX-222 increases survival in SCN2A GoF mice ***p<0.001 ****p<0.0001 All experiments conducted with SCN2A R1882Q mouse model SCN2A GOF model ASO-Ctrl (n=39) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) 0 20 40 60 80 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO injection (icv, P1) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** *** ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ASO injections (icv, P1, P28) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO-Ctrl (n=8) ASO-SCN2A ED80 (n=15) ASO-SCN2A ED50 (n=15) ASO injection (icv, P15)

32 Simulated mRNA knockdown in human cortex in pediatric patients Achieves distribution in key areas of brain based on NHP data PK/PD modeling informs starting dose and proposed escalation based on level of knockdown anticipated to achieve clinical benefit and tolerability Source: Praxis data on file. Median and 95% prediction interval illustrated Target knockdown 100 80 60 40

33 PRAX-222 EMBRAVE study initial dose cohort GOAL: Assess preliminary safety of PRAX-222 21-week study Open label design screening / baseline observation UP TO 8 WEEKS 4 WEEKS 4 WEEKS 4-5 WEEKS monitoring monitoring PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose monitoring ongoing treatment OPTIONAL OPEN LABEL EXTENSION SAFETY ANALYSIS FDA REVIEW

34 Focal epilepsy affects ~2 million people in the US alone Most common type of epilepsy in adults and children - occurs in 60% of epilepsy cases Most common age of onset is in the first year of life and in the 6th and 7th decade~ 50% have family history but genetics is not well understood Defined as epilepsy that originates in one side or area of the brain and affects one side of the body

35 Preclinical data demonstrates PRAX-628 will be a best-in-class NaV blocker for focal epilepsy Superior selectivity for disease-state NaV channel hyperexcitability PK differentiated for broad epilepsy population Unprecedented therapeutic window translating to superior safety and efficacy PRAX-628 FOCAL EPILEPSY PAN-NAV ACTIVITY DEPENDENT BLOCKER SMALL MOLECULE

36 LOW DISEASE-STATE DEPENDENCE THIN THERAPEUTIC INDEX HIGH DISEASE-STATE DEPENDENCE WIDE THERAPEUTIC INDEX Our internal discovery effort focused on developing a NaV blocker with high disease state dependence and wide therapeutic index Source: Praxis data on file 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi ti on o f hN a V 1. 6 Lamotrigine (LTG) 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi ti on o f hN a V 1. 6 Carbamazepine (CBZ)LAMOTRIGINE CARBAMAZEPINE 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi tio n of hN a V 1. 6 PRAX-628 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi tio n of hN a V 1. 6 PRAX-562 PRAX- 8P - 62 “NaV Fingerprint” Persistent INa Inhibition Peak INa, UDV-10Hz (Disease-State Dependence) Inhibition Peak INa, Tonic Block Inhibition

37 PRAX-628 has unique pharmacological properties that enable acute dosing in a broader patient population Modeling 90mg, single dose of PRAX-628 or PRAX-562. Preclinical simulation recapitulates PRAX-562 clinical data. 0 4 8 9 6 1 4 4 0 .1 1 1 0 Preclinical Simulation of Human PK 90 mg Single Dose Time (h) Un bo un d Pl as m a Co nc . ng /m L PRAX-628: 36 hr predicted half-life PRAX-562: >120 hr predicted half-life

PRAX-628 protects mice from seizures with a wide therapeutic window

MES EFFICACY


MES Latency (sec)
60
40
20
0
**
**
Veh
0.3
1
3
10
PRAX-628 (mg/kg, PO)

CD-1 mice; (n=8/group veh, n=10 PRAX)
ANOVA/Dunnett (PRAX)
**p<0.01 vs. Veh

ED_{50}: 0.67 mg/kg

sLMA TOLERABILITY


Total Distance Travelled (mm)
100000
80000
60000
40000
20000
0
**
**
Veh
3
5.6
10
20
PRAX-628 (mg/kg, PO)

CD-1 mice; (n=10/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

TD_{50}: 10.3 mg/kg

Molecule	Plasma Therapeutic Index
PRAX-628	16.7x

Therapeutic Index (TI) = TC_{50} / EC_{50}

PRAXIS 38

39 PRAX-222 (SCN2A) PRAX-628 (FOCAL EPILEPSY) PRAX-562 (SCN2A, SCN8A) Three epilepsy drugs expected in clinic by first quarter 2023 Initiate EMBRAVE Study: 4Q22+ Initiate Phase 1 Study: 4Q22 Initiate Phase 2 Study: 1Q23* PRAX-222 and PRAX-562 each received Orphan Drug Designations for severe pediatric epilepsy indications from the FDA and EMA, and Rare Pediatric Disease designation from the FDA. + Initial dose cohort; following collection of safety and efficacy data from first cohort, the data will be evaluated and submitted to the FDA to seek authorization for further dose escalation * In September 2022, the FDA placed the first-in-patient study of PRAX-562 on clinical hold